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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 25, 1999

            CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 1999, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1999-3).

                                 CWABS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                      333-84365              95-4596514
----------------------------           -----------         ------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)                File Number)        Identification No.)

  4500 Park Granada
Calabasas, California                                            91302
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(Address of Principal                                          (Zip Code)
 Executive Offices)

         Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.

Filing of Computational Materials

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 1999-3.

         In connection with the offering of the Asset-Backed Certificates, Series 1999-3, Lehman Brothers Inc. ("Lehman Brothers"), as underwriter of the Offered Certificates, has prepared certain materials (the "Lehman Brothers Computational Materials") for distribution to their potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided Lehman Brothers and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Lehman Brothers Computational Materials or the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Brothers Computational Materials, which are listed as Exhibit 99.1 hereto and the CSC Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated August 24, 1999.



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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 12, 1999 and the prospectus supplement dated August 18, 1999, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1999-3.



Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Lehman Brothers Computational Materials filed on Form SE dated August 25, 1999.

         99.2 CSC Computational Materials filed on Form SE dated August 25,
              1999.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.

                                  By:  /s/ David Walker
                                       --------------------------
                                           David Walker
                                           Vice President

Dated: August 25, 1999


Exhibit Index

Exhibit                                                              Page

99.1 Lehman Brothers Incorporated Computational Materials filed on Form SE dated August 25, 1999.

99.2 Countrywide Securities Corporation Computational Materials filed on Form SE dated August 25, 1999.